Exhibit 99.1

Velo3D Announces Second Quarter 2025 Financial Results

•
Revenue of $13.6 million
•
Backlog of $15.9 million as of June 30, 2025 and $17.8 million as of July 25, 2025
•
Reaffirms expectation for 2025 annual revenue growth of more than 30%
•
Reaffirms expectation to be EBITDA positive in the first half of 2026

FREMONT, Calif., August 6, 2025- Velo3D, Inc. (OTCQX: VLDX), a leader in additive manufacturing ("AM") technology known for transforming aerospace and defense supply chains through world-class metal AM, today announced financial results for its second quarter ended June 30, 2025.

Recent Business Developments

•
Strong momentum continues in Rapid Production Services (RPS)
o
RPS bookings increased 79% quarter over quarter
o
New customers represented more than 78% of 2Q’25 bookings
o
54% bookings from Space and 33% bookings from Defense sector
•
Signed a Cooperative Research and Development Agreement (CRADA) with two Naval Air Systems Command (NAVAIR) federal laboratories to advance additive manufacturing capabilities for the aerospace and defense sectors
•
Signed a $4 million, two-year Master Services Agreement (MSA) with Vaya Space to collaborate on production and innovation efforts in high-performance additive manufacturing
•
Announced and advanced $22.0 million strategic partnership with Amaero following achievement of powder qualification milestone by Auburn University's National Center for Additive Manufacturing Excellence
•
Signed a five-year, $15 million master services agreement (MSA) with Momentus, Inc. to leverage to RPS Offering
•
Received an order for a fourth Sapphire XC printer from Mears Machine Corporation to support the continued development of aerospace and industrial-related programs
•
Announced an agreement with Ohio Ordinance Works, Inc. to provide RPS as part of its 3D Printed Military Weapons Development initiative.
•
Appointed retired U.S. Army Green Beret, Brice Cooper, as Vice President of Defense and Government Relations
•
Appointed retired Navy Rear Admiral Jason Lloyd and Kenneth Thieneman to Board of Directors

“Our second quarter results reflect solid topline performance” said Arun Jeldi, CEO of Velo3D. “More importantly, the composition of our backlog made a significant shift toward RPS driven by strong demand from the Space and Defense sectors.”

“This quarter marked a pivotal period of strategic advancement for our business,” said Arun Jeldi, CEO of Velo3D. “We are proud to have signed a Cooperative Research and Development Agreement with two NAVAIR federal laboratories, which positions us at the forefront of innovation in additive manufacturing for aerospace and defense. Additionally, our new $4 million Master Services Agreement with Vaya Space underscores the growing demand for our high-performance production capabilities. We also deepened our collaboration with Amaero, bolstered by a key powder qualification milestone achieved by Auburn University’s National Center for Additive Manufacturing Excellence. These milestones reflect our continued momentum and commitment to advancing next-generation manufacturing solutions across critical sectors.”

Jeldi concluded, “Momentum is building as several of our strategic initiatives begin to take hold. We remain focused on operational discipline and initial indications point to improved performance across the business. Looking ahead, we expect to build on this progress quarter by quarter as we continue advancing our position in the additive manufacturing industry.”

($ in Millions, except percentages and per-share data)	2nd Quarter 2025	2nd Quarter 2024
GAAP revenue	$13.6	$10.3
GAAP gross margin	(11.7)%	(28.0)%
GAAP net loss[1]	($13.8)	($0.2)
GAAP net loss per share - basic and diluted	($0.98)	($0.30)

Non-GAAP net loss[2]	($11.3)	($21.7)
Non-GAAP net loss per share - basic and diluted[2]	($0.81)	($38.49)

1.
Information about Velo3D’s use of non-GAAP information, including a reconciliation to accounting principles generally accepted in the United States ("GAAP"), is provided at the end of this release under “Non-GAAP Financial Information”. The non-GAAP financial measures presented in this release should not be considered as the sole measure of the company’s performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with GAAP.
2.
Non-GAAP net loss and non-GAAP net loss per diluted share exclude stock-based compensation expense, gain on exchange of debt for common stock, fair value adjustments for the Company’s warrants, contingent earnout and debt derivative and loss on extinguishment of debt.

Summary of Second Quarter 2025 Results

Revenue was $13.6 million. System revenue increased compared to the second quarter of 2024, driven by product mix and the number of systems sold. While system sales are expected to remain the primary driver of revenue in 2025, the company anticipates that, under its new go-to-market strategy, its RPS parts production business will contribute an increasing share of revenue beginning in the second half of the year.

Gross margin for the second quarter was (11.7%) compared to (28.0%) in the second quarter of 2024. While the year-over-year comparison illustrates improvement, the negative margin was the result of a number of the systems sold being manufactured in 2024 when the Company had significantly higher fixed cost and overhead. The company expects gross margin to improve going forward as historical factors become a less significant driver of margin and as a result of operational efficiencies and an anticipated ramp-up of its RPS business.

Operating expenses for the second quarter were $10.5 million compared to $17.6 million in the second quarter of 2024. Non-GAAP operating expenses, excluding stock-based compensation expense of $2.4 million, were $8.1 million, down from $13.4 million in the second quarter of 2024.

GAAP net loss for the second quarter was ($13.8) million compared to ($172,000) in the second quarter of 2024.

Non-GAAP net loss was ($11.3) million in the three months ended June 30, 2025. Adjusted EBITDA for the quarter was ($8.9) million. For more information regarding the company’s non-GAAP financial measures, see “Non-GAAP Financial Information” below.

As of June 30, 2025, the Company had $854,000 of cash and cash equivalents compared to $1.2 million as of December 31, 2024.

Guidance

Management reaffirms expectations for the following for the full year 2025:

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Revenue in the range of $50 million to $60 million.
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Sequential improvement in gross margin
o
Greater than 30% gross margin in fourth quarter of 2025
•
Non-GAAP operating expenses in the range of $40 million to $50 million
•
CapEx in the range of $15 million to $20 million
•
EBITDA positive in the first half of 2026

Conference Call

The company will host a conference call for investors this afternoon to discuss its second quarter 2025 financial results at 5 p.m. Eastern time / 2 p.m. Pacific time on August 6, 2025. The call will be webcast and can be accessed from the Events page of the Investor Relations section of Velo3D’s website at ir.velo3d.com.

About Velo3D:

Velo3D is a metal 3D printing technology company. 3D printing—also known as AM—has a unique ability to improve the way high-value metal parts are built. However, legacy metal AM has been greatly limited in its capabilities since its invention almost 30 years ago. This has prevented the technology from being used to create the most valuable and impactful parts, restricting its use to specific niches where the limitations were acceptable.

Velo3D has overcome these limitations so engineers can design and print the parts they want. The company’s solution unlocks a wide breadth of design freedom and enables customers in space exploration, aviation, power generation, energy, and semiconductor to innovate the future in their respective industries. Using Velo3D, these customers can now build mission-critical metal parts that were previously impossible to manufacture. The fully integrated solution includes the Flow print preparation software, the Sapphire family of printers, and the Assure quality control system—all of which are powered by Velo3D’s Intelligent Fusion manufacturing process. The company delivered its first Sapphire system in 2018 and has been a strategic partner to innovators such as SpaceX, Honeywell, Honda, Chromalloy, and Lam Research. Velo3D has been named as one of Fast Company’s Most Innovative Companies for 2024. For more information, please visit Velo3D.com, or follow the company on LinkedIn or X.

VELO, VELO3D, SAPPHIRE and INTELLIGENT FUSION, are registered trademarks of Velo3D, Inc.; and WITHOUT COMPROMISE, FLOW and ASSURE are trademarks of Velo3D, Inc. All Rights Reserved © Velo3D, Inc.

###

Investor Relations:

Velo3D

Hayden IR

James Carbonara, Managing Director

investors@velo3d.com

Media Contact:

Velo3D

Michelle Sidwell, Chief Revenue Officer

media@velo3d.com

Amounts herein pertaining to the company’s second quarter ended June 30, 2025 results represent a preliminary estimate as of the date of this earnings release and may be revised upon filing of our Quarterly Report on Form 10-Q with the Securities and Exchange Commission (the “SEC”). Additional information on our results of operations for the three and six months ended June 30, 2025 will be provided upon the filing our Quarterly Report 10-Q with the SEC.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. The company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company's guidance for fiscal years 2025 and 2026 (including the company’s estimates for revenue and gross margin), the company’s expectations regarding its ability to achieve profitability in the first half of 2026, the company’s expectations about future demand, the company's strategic realignment and initiatives, the company’s expectations regarding its liquidity and capital requirements, the company’s expectations regarding its potential cost savings, the company’s expectations about its market strategy and financial and operational position, and the company’s other expectations, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “FY 2024 10-K”) and the other documents filed by the company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability of the company to execute its business plan, which may be affected by, among other things, competition, the company’s liquidity position//lack of available cash, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) the company’s ability to continue as a going concern; (3) the company’s ability to service and comply with its indebtedness; (4) the company’s ability to raise additional capital in the near-term; (5) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (6) changes in the applicable laws and regulations, and (7) other risks and uncertainties described in the FY 2024 10-K, including those under “Risk Factors” therein, and in the company’s other filings with the SEC. The company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financial Information

The information in the table below sets forth the non-GAAP financial measures that the company uses in this release. Because of the limitations associated with these non-GAAP financial measures, “Non-GAAP Net Loss”, “EBITDA”, “Adjusted EBITDA” and “Non-GAAP Operating Expenses”, should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The company compensates for these limitations by relying primarily on its GAAP results and using Non-GAAP Net Loss, EBITDA, Adjusted EBITDA, and Non-GAAP Operating Expenses on a supplemental basis. You should review the reconciliation of the non-GAAP financial measures below and not rely on any single financial measure to evaluate the company's business.

The following tables reconcile Net income (loss) to Non-GAAP Net Loss, EBITDA, and Adjusted EBITDA and Total Operating Expenses to Non-GAAP Operating Expenses during the periods below:

Velo3D, Inc.

NON-GAAP Net Loss Reconciliation

(Unaudited)

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
	($ In thousands)
Revenue	$13,572	$10,344	$22,892	$20,130
Gross Profit	(1,588)	(2,897)	(891)	(5,712)
Net Loss	$(13,756)	$(172)	$(39,167)	$(28,486)
Stock-based compensation	2,409	4,247	6,483	9,334
(Gain) loss on fair value of warrants	—	(25,310)	1,044	(22,690)
Gain on fair value of contingent earnout liabilities	—	(1,824)	—	(1,387)
Loss on warrant cancellation	—	—	11,357	—
Non-cash cost of issuance of common stock warrants on BEPO Offering	—	1,313	-	1,313
Non-GAAP Net Loss	$(11,347)	$(21,746)	$(20,283)	$(41,916)

Velo3D, Inc.

NON-GAAP Adjusted EBITDA Reconciliation

(Unaudited)

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
	($ In thousands)
Revenue	$13,572	$10,344	$22,892	$20,130
Net Loss	(13,756)	(172)	(39,167)	(28,486)
Interest expense	1,572	5,463	2,642	9,360
Provision (benefit) for income taxes	89	(4)	97	—
Depreciation and amortization	783	1,311	1,725	2,707
EBITDA	$(11,312)	$6,598	$(34,703)	$(16,419)
Stock-based compensation	2,409	4,247	6,483	9,334
(Gain) loss on fair value of warrants	—	(25,310)	1,044	(22,690)
Gain on fair value of contingent earnout liabilities	—	(1,824)	—	(1,387)
Loss on warrant cancellation	—	—	11,357	—
Non-cash cost of issuance of common stock warrants on BEPO Offering	—	1,313	—	1,313
Adjusted EBITDA	$(8,903)	$(14,976)	$(15,819)	$(29,849)

Velo3D, Inc.

NON-GAAP Adjusted Operating Expenses Reconciliation

(Unaudited)

	Three months ended		Six months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
	($ In thousands)
Revenue	$13,572	$10,344	$22,892	$20,130
Operating expenses
Research and development	2,845	4,545	5,120	9,588
Selling and marketing	1,619	4,273	2,831	9,082
General and administrative	6,037	8,805	15,168	17,588
Total operating expenses	$10,501	$17,623	$23,119	$36,258
Stock-based compensation in operating expenses	2,409	4,247	6,483	9,334
Adjusted operating expenses	$8,092	$13,376	$16,636	$26,924

Velo3D, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except share and per share data)

	The three months ended June 30,		The six months ended June 30,
	2025	2024	2025	2024
Revenue
3D Printer	$12,082	$8,679	$19,605	$16,339
Recurring payment	70	292	70	762
Support services	1,359	1,373	3,149	3,029
Other	61	—	68	—
Total Revenue	13,572	10,344	22,892	20,130
Cost of revenue
3D Printer	13,994	10,744	21,534	20,138
Recurring payment	—	232	12	547
Support services	1,166	2,265	2,237	5,157
Total cost of revenue	15,160	13,241	23,783	25,842
Gross loss	(1,588)	(2,897)	(891)	(5,712)
Operating expenses
Research and development	2,845	4,545	5,120	9,588
Selling and marketing	1,619	4,273	2,831	9,082
General and administrative	6,037	8,805	15,168	17,588
Total operating expenses	10,501	17,623	23,119	36,258
Loss from operations	(12,089)	(20,520)	(24,010)	(41,970)
Interest expense	(1,572)	(5,463)	(2,642)	(9,360)
Gain (loss) on fair value of warrants	—	25,310	(1,044)	22,690
Gain on fair value of contingent earnout liabilities	—	1,824	—	1,387
Loss on warrant cancellation	—	—	(11,357)	—
Other expense, net	(6)	(1,327)	(17)	(1,233)
Loss before provision for income taxes	(13,667)	(176)	(39,070)	(28,486)
(Provision) benefit for income taxes	(89)	4	(97)	—
Net loss	$(13,756)	$(172)	$(39,167)	$(28,486)

Net loss per share:
Basic	$(0.98)	$(0.30)	$(2.85)	$(53.31)
Diluted	$(0.98)	$(0.30)	$(2.85)	$(53.31)
Shares used in computing net loss per share:
Basic	14,041,712	565,026	13,721,680	534,381
Diluted	14,041,712	565,026	13,721,680	534,381

Velo3D, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and per share data)

	June 30,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$854	$1,212
Accounts receivable, net	5,394	3,723
Inventories, net	38,417	49,953
Contract assets	1,448	500
Prepaid expenses and other current assets	2,783	2,336
Total current assets	48,896	57,724
Property and equipment, net	15,201	14,270
Equipment subject to operating lease, net	3,020	3,673
Other assets	11,441	13,513
Total assets	$78,558	$89,180
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$14,853	$18,538
Accrued expenses and other current liabilities	4,263	3,511
Debt – current portion	16,913	5,666
Contract liabilities	6,712	10,285
Total current liabilities	42,741	38,000
Long-term debt – less current portion	5,562	—
Contingent earnout liabilities	11	11
Warrant liabilities	13	2,167
Other noncurrent liabilities	8,696	9,338
Total liabilities	57,023	49,516
Commitments and contingencies (Note 13)
Stockholders’ equity:
Common stock, $0.00001 par value – 500,000,000 shares authorized at June 30, 2025 and December 31, 2024, 14,067,416 and 12,993,962 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	4	4
Additional paid-in capital	491,032	469,994
Accumulated other comprehensive loss	—	—
Accumulated deficit	(469,501)	(430,334)
Total stockholders’ equity	21,535	39,664
Total liabilities and stockholders’ equity	$78,558	$89,180

Velo3D, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	The six months ended June 30,
	2025	2024
Cash flows from operating activities
Net loss	$(39,167)	$(28,486)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	1,725	2,707
Amortization of debt discount and deferred financing costs	2,559	8,281
Stock-based compensation	6,483	9,334
(Gain) loss on fair value of warrants	1,044	(22,690)
(Gain) loss on fair value of contingent earnout liabilities	—	(1,387)
Loss on warrant cancellation	11,357	—
Non-cash cost of issuance of common stock warrants on BEPO Offering	—	1,313
Loss on sale/disposal of fixed assets	2,777
Realized loss on available for sale securities	—	21
Changes in assets and liabilities
Accounts receivable	(1,671)	1,245
Inventories	5,691	3,891
Contract assets	(948)	(1,351)
Prepaid expenses and other current assets	(292)	1,871
Other assets	2,002	1,369
Accounts payable	(912)	(2,391)
Accrued expenses and other liabilities	2	(595)
Contract liabilities	(3,573)	(345)
Other noncurrent liabilities	(642)	(1,279)
Net cash used in operating activities	(13,565)	(28,492)
Cash flows from investing activities
Purchase of property and equipment	(1,799)	(8)
Sales of available-for-sale investments	—	2,474
Proceeds from maturity of available-for-sale investments	—	3,500
Net cash (used in) provided by investing activities	(1,799)	5,966
Cash flows from financing activities
Proceeds from secured convertible note	15,000	—
Proceeds from BEPO Offering, net of issuance costs		10,675
Repayment of secured notes	—	(10,500)
Issuance of common stock upon exercise of stock options	—	315
Net cash provided by financing activities	15,000	490
Effect of exchange rate changes on cash and cash equivalents	6	4
Net change in cash and cash equivalents	(358)	(22,032)
Cash and cash equivalents and restricted cash at beginning of period	1,840	25,294
Cash and cash equivalents and restricted cash at end of period	$1,482	$3,262

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the condensed consolidated balance sheets to the total of such amounts shown on the condensed consolidated statements of cash flows:

	June 30,
	2025	2024
Cash and cash equivalents	$854	$2,462
Restricted cash (Other assets)	628	800
Total cash and cash equivalents and restricted cash	$1,482	$3,262